Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, H. Lawrence Culp, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Danaher Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Danaher Corporation.

Date:	April 16, 2003	By:	/s/ H. LAWRENCE CULP, JR.
		Name:	H. Lawrence Culp, Jr.
		Title:	President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Danaher Corporation and will be retained by Danaher Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.

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